UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

2405 York Road, Suite 201, Lutherville-Timonium, Maryland 21093

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2020

Date of reporting period: April 30, 2020

Item 1.	Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company

Act of 1940 are attached.

APRIL 30, 2020

2020 Annual Report

iShares, Inc.

•	iShares Asia/Pacific Dividend ETF | DVYA | NYSE Arca
•	iShares Emerging Markets Dividend ETF | DVYE | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

Market Overview

iShares, Inc.

Global Market Overview

Global equity markets posted a negative return during the 12 months ended April 30, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -4.96% in U.S. dollar terms for the reporting period.

The coronavirus pandemic was the defining event of the reporting period, dividing it into two distinct parts. Prior to the outbreak, global equities posted solid returns, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the emergence and spread of the coronavirus upended global equity markets in late 2019 and early 2020. The outbreak began in China and quickly spread to other countries around the globe, leading affected countries to limit economic activity in an attempt to contain it. As the extent of the outbreak became apparent in February 2020, and restrictions on travel and work disrupted the economies of countries worldwide, global equity prices declined sharply. Market volatility continued throughout March 2020, as investors struggled to project the length of the disruption and its ultimate economic impact. In the midst of this volatile environment, decreasing demand and a dispute over oil production between Russia and Saudi Arabia led to a sudden decline in oil prices, further dampening market sentiment. In April 2020, however, optimism around plans in some countries to begin easing lockdown restrictions and new potential coronavirus treatments led global stocks to recover some of their losses.

In the U.S., as state and local governments issued shelter-in-place orders and restrictions on public gatherings and nonessential work, whole portions of the U.S. economy shut down. Travel, leisure, and industries such as restaurants and nonessential retail, were closed in many areas of the country, leading to mass layoffs. Unemployment, which was hovering near a 50-year low for much of the reporting period, increased dramatically as more than 30 million workers filed unemployment claims in the last six weeks of the reporting period.

In response to the crisis, the U.S. federal government enacted a U.S. $1.8 trillion stimulus program designed to stabilize affected industries, make loans to small businesses, and provide direct cash payments to individuals. An additional U.S. $484 billion of stimulus was added in April 2020. The U.S. Federal Reserve Bank (“Fed”), also responded to the crisis with two emergency interest rate reductions in March 2020 and a new bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and asset-backed securities.

Europe was similarly affected by the coronavirus; Italy, Germany, France, Spain, and the U.K. were among the countries with the most confirmed cases. European stocks declined substantially as some countries issued lockdown orders to contain the virus’ spread. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans designed to protect affected businesses and workers. The European Central Bank (“ECB”) also sought to steady markets with a €750 billion bond buying program and signaled openness to further stimulus.

Asia-Pacific and emerging market equities also declined significantly, despite some signs that the outbreak was beginning to slow down. The Chinese economy struggled initially due to widespread business and factory closures, then later from a lack of demand, as other affected countries decreased their imports of Chinese goods and cancelled existing orders.

MARKET OVERVIEW	3

Fund Summary as of April 30, 2020	iShares® Asia/Pacific Dividend ETF

Investment Objective

The iShares Asia/Pacific Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in Asia/Pacific developed markets, as represented by the Dow Jones Asia/Pacific Select Dividend 30 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Effective June 22, 2020, the fund will track “Dow Jones Asia/Pacific Select Dividend 50 Index”.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(22.50)%	(3.60)%	(0.57)%	(22.50)%	(16.76)%	(4.55)%
Fund Market	(23.89)	(3.86)	(0.77)	(23.89)	(17.87)	(6.10)
Index	(21.87)	(3.26)	(0.22)	(21.87)	(15.27)	(1.81)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/23/12. The first day of secondary market trading was 2/24/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$750.20	$2.13		$1,000.00	$1,022.40	$2.46		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 8 for more information.

4	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Asia/Pacific Dividend ETF

Portfolio Management Commentary

After advancing for much of the reporting period, Asia/Pacific dividend stocks declined sharply following the sudden decrease in economic activity caused by the global spread of the coronavirus, ending up with significantly negative returns overall. Efforts to contain the virus idled factories and decreased demand for exports, while Asian consumer demand for discretionary goods and services also declined sharply. Trade tensions between the U.S. and Asia, particularly China, were exacerbated, and travel and tourism slowed.

Australian stocks were the primary detractors from the Index’s return, as the pandemic’s impact on the economy, which is sensitive to economic conditions in China, led to recessionary forecasts. Australia experienced significant job losses, weakening business and consumer sentiment, and a decline in the Australian dollar relative to the U.S. dollar. Bank stocks, already under pressure entering 2020 due to a series of scandals and tightening net interest margins, declined sharply amid a reduction in loans. Near the end of the reporting period, Australian banks reduced or suspended dividend payments. Credit rating agency downgrades and an interest rate reduction by Australia’s central bank also weighed on the banking industry. The industrials sector was another notable detractor, driven by weakening revenues in the professional services industry. Many professional services companies suspended guidance and furloughed workers as sales declined during the crisis.

Japanese stocks were notable detractors from the Index’s return, as the coronavirus outbreak and efforts to stem its spread disrupted supply chains, lowered consumer spending, and weighed on export growth. Automobile manufacturers drove the decline, given the industry’s sensitivity to dampened consumer spending and weakening demand. Car sales declined in key markets and the virus drove temporary production plant closures.

Hong Kong stocks also detracted from the Index’s performance, as months of political turmoil and coronavirus countermeasures combined to slow economic growth. Within the consumer discretionary sector, trade tensions and political protests weighed on the apparel retail industry. Retailers were also significantly impacted by the pandemic, which struck shortly before the Lunar New Year shopping season.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Discretionary	24.7%
Financials	23.9
Communication Services	17.5
Materials	11.8
Utilities	10.9
Industrials	5.3
Information Technology	3.5
Energy	2.4

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Australia	52.0%
Hong Kong	20.7
Singapore	10.2
Japan	9.0
New Zealand	8.1

FUND SUMMARY	5

Fund Summary as of April 30, 2020	iShares® Emerging Markets Dividend ETF

Investment Objective

The iShares Emerging Markets Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in emerging markets, as represented by the Dow Jones Emerging Markets Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(18.44)%	(2.43)%	(2.00)%	(18.44)%	(11.58)%	(15.28)%
Fund Market	(19.90)	(2.59)	(2.20)	(19.90)	(12.31)	(16.68)
Index	(17.93)	(2.19)	(1.94)	(17.93)	(10.48)	(14.83)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/23/12. The first day of secondary market trading was 2/24/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$829.50	$2.23		$1,000.00	$1,022.40	$2.46		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (366 days). See “Shareholder Expenses” on page 8 for more information.

6	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	iShares® Emerging Markets Dividend ETF

Portfolio Management Commentary

Emerging markets stocks with relatively high dividends declined sharply during the reporting period, driven by the worsening of the coronavirus outbreak in February 2020. As lockdowns dramatically slowed economic activity, the impending global recession, declining oil prices, and weakening currencies against the U.S. dollar created a difficult environment in emerging markets. Elevated capital withdrawals by foreign investors also weighed on emerging markets equities.

South African stocks were the largest detractors from the Index’s return. Already in a recession prior to the pandemic, the South African economy slowed dramatically during a five-week lockdown, and the government projected further economic contraction and large-scale job losses amid already high unemployment. Wireless and diversified telecommunications services stocks were notable detractors, as firms struggled to meet rising demand for smartphone internet and data. Continued declines in fixed voice revenues and costs associated with job reductions also weighed on the industry. Retail stocks declined sharply as discretionary consumer spending shrank.

Brazilian stocks were significant detractors from the Index’s performance, particularly the utilities sector, as demand for electricity slowed due to the economic downturn, while intervention by state governments made it more difficult for utilities to collect debts. The energy sector declined along with oil prices, which were already low in an environment of slowing global growth, trade tensions, and reduced demand.

Chinese stocks were also notable detractors from the Index’s return, as measures taken to slow the virus’s spread significantly disrupted the economy. Home sales declined sharply, weighing on real estate developers, though there were signs of a recovery toward the end of the reporting period. High debt levels and government efforts to rein in real estate speculation also constrained the real estate sector.

Thai equities also detracted from the Index’s performance, as economic growth slowed to a five-year low in 2019, and the coronavirus curtailed tourism, a key part of the Thai economy. Real estate development stocks declined sharply, as travel restrictions on Chinese buyers, who make up a large portion of foreign homeowners, weighed on the property market.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Materials	17.2%
Information Technology	16.4
Financials	13.7
Communication Services	13.6
Real Estate	13.0
Utilities	8.8
Energy	6.0
Consumer Discretionary	4.8
Industrials	3.9
Consumer Staples	2.6

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Taiwan	25.2%
Russia	19.6
China	12.1
Brazil	8.1
Thailand	6.4
South Africa	5.8
Turkey	3.9
Malaysia	3.6
India	3.2
Philippines	2.7

FUND SUMMARY	7

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	iShares® Asia/Pacific Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 51.8%
AusNet Services	763,354	$937,065
Australia & New Zealand Banking Group Ltd.	51,165	566,111
Bendigo & Adelaide Bank Ltd.	179,082	766,782
Boral Ltd.	273,295	540,357
Commonwealth Bank of Australia	19,281	791,353
CSR Ltd.	530,277	1,294,953
Harvey Norman Holdings Ltd.	506,753	922,324
JB Hi-Fi Ltd.	67,577	1,555,572
McMillan Shakespeare Ltd.	119,613	522,332
National Australia Bank Ltd.	76,830	853,098
Perpetual Ltd.	39,639	781,145
Super Retail Group Ltd.	225,799	938,725
Sydney Airport	179,626	740,887
Westpac Banking Corp.	63,593	677,807
Woodside Petroleum Ltd.	38,522	566,197

		12,454,708

Hong Kong — 20.6%
Giordano International Ltd.	3,260,000	636,290
Haitong International Securities Group Ltd.(a)	2,856,000	654,538
HK Electric Investments & HK Electric Investments Ltd.	823,000	829,078
PCCW Ltd.	1,910,000	1,142,437
Power Assets Holdings Ltd.	130,000	848,785
VTech Holdings Ltd.	113,100	832,439

		4,943,567

Japan — 9.0%
JFE Holdings Inc.	49,800	337,169
Mitsubishi Chemical Holdings Corp.	114,200	659,345
Nissan Motor Co. Ltd.	122,700	424,318
Subaru Corp.	35,900	730,187

		2,151,019

New Zealand — 8.1%
SKYCITY Entertainment Group Ltd.	424,871	697,250

Security	Shares	Value

New Zealand (continued)
Spark New Zealand Ltd.	452,715	$1,240,103

		1,937,353

Singapore — 10.1%
DBS Group Holdings Ltd.	44,900	636,644
Singapore Telecommunications Ltd.	457,500	919,745
StarHub Ltd.	833,682	882,423

		2,438,812

Total Common Stocks — 99.6% (Cost: $35,609,414)		23,925,459

Short-Term Investments

Money Market Funds — 2.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(b)(c)(d)	499,588	500,138
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(b)(c)	10,000	10,000

		510,138

Total Short-Term Investments — 2.1% (Cost: $510,011)		510,138

Total Investments in Securities — 101.7% (Cost: $36,119,425)		24,435,597

Other Assets, Less Liabilities — (1.7)%		(397,937)

Net Assets — 100.0%		$24,037,660

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	2,502,420	(2,002,832)	499,588	$500,138	$2,863	(b)	$462		$(232)
BlackRock Cash Funds: Treasury, SL Agency Shares	11,503	(1,503)	10,000	10,000	399		—		—

				$510,138	$3,262		$462		$(232)

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Singapore Index	3	05/28/20	$63	$1,944

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) April 30, 2020	iShares® Asia/Pacific Dividend ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
TOPIX Index	3	06/11/20	$41	$776

				$2,720

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$2,720

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(41,995)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$2,720

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$36,880

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$18,981,892	$4,943,567	$—	$23,925,459
Money Market Funds	510,138	—	—	510,138

	$19,492,030	$4,943,567	$—	$24,435,597

Derivative financial instruments(a)
Assets
Futures Contracts	$2,720	$—	$—	$2,720

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

10	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	iShares® Emerging Markets Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 5.0%
AES Tiete Energia SA	2,179,751	$5,838,655
CCR SA	1,354,300	3,089,724
EDP — Energias do Brasil SA	1,154,900	3,626,864
Enauta Participacoes SA	3,571,800	6,024,151
Engie Brasil Energia SA	655,850	4,739,595
Transmissora Alianca de Energia Eletrica SA	1,222,500	6,210,398

		29,529,387

China — 12.0%
Agile Group Holdings Ltd.(a)	9,708,000	10,684,314
Agricultural Bank of China Ltd., Class H	13,916,000	5,712,648
Atlas Crop.(a)	775,270	5,783,514
Bank of China Ltd., Class H	14,059,000	5,257,948
China Construction Bank Corp., Class H	6,301,000	5,014,550
China Petroleum & Chemical Corp., Class H	13,170,000	6,500,957
China Power International Development Ltd.	23,046,999	4,556,375
Guangzhou R&F Properties Co. Ltd., Class H	5,540,400	6,823,158
Industrial & Commercial Bank of China Ltd., Class H	7,162,000	4,752,809
Shenzhen Investment Ltd.	19,086,000	6,080,522
Sinopec Shanghai Petrochemical Co. Ltd., Class H	20,206,000	5,419,577
Zhejiang Expressway Co. Ltd., Class H	4,854,000	3,563,475

		70,149,847

Czech Republic — 1.4%
CEZ AS	288,417	5,388,263
Komercni Banka AS(b)	134,862	2,863,834

		8,252,097

Greece — 0.8%
OPAP SA	512,145	4,599,809

India — 3.2%
National Aluminium Co. Ltd.	15,306,143	6,481,595
REC Ltd.	5,295,202	6,737,553
Vedanta Ltd.	4,573,246	5,453,548

		18,672,696

Indonesia — 0.9%
Indo Tambangraya Megah Tbk PT	11,176,900	5,409,995

Malaysia — 3.5%
Berjaya Sports Toto Bhd	13,405,313	7,232,634
British American Tobacco Malaysia Bhd(a)	623,100	1,834,522
Malayan Banking Bhd	2,962,800	5,215,906
Telekom Malaysia Bhd(a)	6,742,800	6,319,415

		20,602,477

Mexico — 0.8%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	5,177,200	2,918,019
Nemak SAB de CV(c)	10,018,600	1,893,477

		4,811,496

Philippines — 2.7%
Globe Telecom Inc.	153,775	6,698,868
PLDT Inc.	345,490	8,902,827

		15,601,695

Poland — 0.8%
Powszechny Zaklad Ubezpieczen SA	657,016	4,804,087

Qatar — 2.0%
Barwa Real Estate Co.	6,829,121	5,327,247

Security	Shares	Value

Qatar (continued)
United Development Co. QSC	22,438,519	$6,475,180

		11,802,427

Russia — 18.3%
Alrosa PJSC	5,144,930	4,327,519
Federal Grid Co. Unified Energy System PJSC	4,386,310,000	10,886,774
Magnitogorsk Iron & Steel Works PJSC	23,097,000	12,574,725
MMC Norilsk Nickel PJSC	51,731	14,325,427
Mobile TeleSystems PJSC, ADR	1,263,223	10,825,821
Moscow Exchange MICEX-RTS PJSC	4,872,220	7,921,527
Novolipetsk Steel PJSC, GDR	502,260	8,663,985
PhosAgro PJSC, GDR(d)	419,892	5,072,295
Rostelecom PJSC(b)	3,589,020	3,984,632
Severstal PJSC	1,156,092	13,907,733
Tatneft PJSC	673,218	5,007,115
VTB Bank PJSC	20,614,607,000	9,729,033

		107,226,586

South Africa — 5.8%
Astral Foods Ltd.	1,245,156	13,107,869
Coronation Fund Managers Ltd.	3,749,150	7,379,895
Foschini Group Ltd. (The)	419,862	1,669,389
MTN Group Ltd.	1,614,694	4,273,905
RMB Holdings Ltd.	383,722	1,107,393
Telkom SA SOC Ltd.	1,144,238	1,284,736
Truworths International Ltd.	1,250,185	2,007,512
Woolworths Holdings Ltd.	1,710,577	2,839,940

		33,670,639

Taiwan — 25.1%
Asustek Computer Inc.	1,097,000	7,470,365
Casetek Holdings Ltd.	3,660,660	5,767,388
Chong Hong Construction Co. Ltd.	2,951,000	8,177,237
Chunghwa Telecom Co. Ltd.	1,486,000	5,471,962
Far EasTone Telecommunications Co. Ltd.	2,586,000	5,774,399
Farglory Land Development Co. Ltd.	6,554,263	9,477,689
Huaku Development Co. Ltd.	3,821,000	11,731,619
Inventec Corp.	10,384,475	8,206,587
Merry Electronics Co. Ltd.	1,037,943	4,886,655
Mitac Holdings Corp.	6,467,821	6,655,636
Novatek Microelectronics Corp.	841,000	5,274,545
Radiant Opto-Electronics Corp.	1,981,000	6,581,904
Simplo Technology Co. Ltd.	731,600	7,676,061
Sitronix Technology Corp.	1,451,000	7,148,504
Supreme Electronics Co. Ltd.	11,032,000	12,502,426
Systex Corp.	4,129,000	11,288,743
Taiwan Cement Corp.	3,541,464	5,144,898
Taiwan Mobile Co. Ltd.	1,480,000	5,350,327
Wistron NeWeb Corp.	2,106,707	4,420,780
WPG Holdings Ltd.	5,968,280	7,817,480

		146,825,205

Thailand — 6.4%
Advanced Info Service PCL, NVDR	800,000	4,895,688
Jasmine International PCL, NVDR	62,425,200	7,640,358
Kiatnakin Bank PCL, NVDR	3,742,800	4,887,446
Land & Houses PCL, NVDR	24,804,200	5,673,036
PTT Global Chemical PCL, NVDR(a)	3,171,900	3,700,795
Sansiri PCL, NVDR(a)	231,943,066	5,089,772
Siam Cement PCL (The), NVDR	300,000	3,208,160
Thai Oil PCL, NVDR(a)	1,868,700	2,368,002

		37,463,257

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) April 30, 2020	iShares® Emerging Markets Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Turkey — 3.9%
Eregli Demir ve Celik Fabrikalari TAS	10,331,971	$11,958,744
Tofas Turk Otomobil Fabrikasi AS(a)	2,400,024	7,671,012
Tupras Turkiye Petrol Rafinerileri AS(b)	229,186	2,977,336

		22,607,092

United Arab Emirates — 2.7%
Dubai Investments PJSC	31,090,321	10,157,193
Dubai Islamic Bank PJSC	5,442,015	5,437,422

		15,594,615

Total Common Stocks — 95.3% (Cost: $684,994,968)		557,623,407

Preferred Stocks

Brazil — 3.0%
Cia. de Transmissao de Energia Eletrica Paulista, Preference Shares, NVS	2,128,100	7,638,406
Cia. Energetica de Minas Gerais, Preference Shares, NVS	1,414,873	2,488,240
Telefonica Brasil SA, Preference Shares, NVS	881,700	7,435,318

		17,561,964

Russia — 1.1%
Bashneft PJSC, Preference Shares, NVS	349,891	6,512,956

Total Preferred Stocks — 4.1% (Cost: $35,282,152)		24,074,920

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.89%(e)(f)(g)	6,590,996	$6,598,246
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.18%(e)(f)	800,000	800,000

		7,398,246

Total Short-Term Investments — 1.3% (Cost: $7,389,601)		7,398,246

Total Investments in Securities — 100.7% (Cost: $727,666,721)		589,096,573

Other Assets, Less Liabilities — (0.7)%		(3,812,393)

Net Assets — 100.0%		$585,284,180

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended April 30, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Net Activity	Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	8,843,342	(2,252,346)	6,590,996	$6,598,246	$101,590	(b)	$1,274		$6,519
BlackRock Cash Funds: Treasury, SL Agency Shares	647,271	152,729	800,000	800,000	25,670		—		—

				$7,398,246	$127,260		$1,274		$6,519

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets E-Mini	73	06/19/20	$3,307	$71,519

12	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	iShares® Emerging Markets Dividend ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$71,519

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(840,535)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$64,498

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,322,040

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$493,257,074	$64,366,333	$—	$557,623,407
Preferred Stocks	24,074,920	—	—	24,074,920
Money Market Funds	7,398,246	—	—	7,398,246

	$524,730,240	$64,366,333	$—	$589,096,573

Derivative financial instruments(a)
Assets
Futures Contracts	$71,519	$—	$—	$71,519

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	13

Statements of Assets and Liabilities

April 30, 2020

	iShares Asia/Pacific Dividend ETF	iShares Emerging Markets Dividend ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$23,925,459	$581,698,327
Affiliated(c)	510,138	7,398,246
Cash	6,751	313,653
Foreign currency, at value(d)	54,205	1,058,999
Cash pledged:
Futures contracts	—	850,000
Foreign currency collateral pledged:
Futures contracts(e)	9,320	—
Receivables:
Investments sold	—	4,304,897
Securities lending income — Affiliated	105	8,988
Variation margin on futures contracts	1,754	—
Dividends	52,914	4,499,487
Tax reclaims	—	12,576

Total assets	24,560,646	600,145,173

LIABILITIES
Collateral on securities loaned, at value	500,000	6,582,164
Payables:
Investments purchased	7	7,885,942
Variation margin on futures contracts	—	162,406
Capital shares redeemed	13,472	1,859
Investment advisory fees	9,507	228,622

Total liabilities	522,986	14,860,993

NET ASSETS	$24,037,660	$585,284,180

NET ASSETS CONSIST OF:
Paid-in capital	$45,689,247	$851,981,445
Accumulated loss	(21,651,587)	(266,697,265)

NET ASSETS	$24,037,660	$585,284,180

Shares outstanding	750,000	18,900,000

Net asset value	$32.05	$30.97

Shares authorized	500 million	500 million

Par value	$0.001	$0.001

(a) Securities loaned, at value	$458,360	$6,231,073
(b) Investments, at cost — Unaffiliated	$35,609,414	$720,277,120
(c) Investments, at cost — Affiliated	$510,011	$7,389,601
(d) Foreign currency, at cost	$53,334	$1,021,305
(e) Foreign currency collateral pledged, at cost	$9,216	$—

See notes to financial statements.

14	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended April 30, 2020

	iShares Asia/Pacific Dividend ETF	iShares Emerging Markets Dividend ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$1,780,382	$45,132,261
Dividends — Affiliated	399	25,670
Interest— Unaffiliated	—	2,625
Securities lending income — Affiliated — net	2,863	101,590
Foreign taxes withheld	(54,336)	(5,114,122)
Other foreign taxes	—	(52,460)

Total investment income	1,729,308	40,095,564

EXPENSES
Investment advisory fees	154,760	3,028,136
Commitment fees	—	1,434

Total expenses	154,760	3,029,570

Net investment income	1,574,548	37,065,994

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(775,500)	(35,433,150)
In-kind redemptions — Unaffiliated	(170,811)	1,552,936
In-kind redemptions — Affiliated	462	1,274
Futures contracts	(41,995)	(840,535)
Foreign currency transactions	(9,518)	(325,784)

Net realized loss	(997,362)	(35,045,259)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(8,321,730)	(143,286,131)
Investments — Affiliated	(232)	6,519
Futures contracts	2,720	64,498
Foreign currency translations	3,039	(50,641)

Net change in unrealized appreciation (depreciation)	(8,316,203)	(143,265,755)

Net realized and unrealized loss	(9,313,565)	(178,311,014)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,739,017)	$(141,245,020)

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Changes in Net Assets

	iShares Asia/Pacific Dividend ETF		iShares Emerging Markets Dividend ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/20	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,574,548	$1,923,742	$37,065,994	$28,554,227
Net realized loss	(997,362)	(2,381,788)	(35,045,259)	(6,409,551)
Net change in unrealized appreciation (depreciation)	(8,316,203)	31,107	(143,265,755)	(2,118,412)

Net increase (decrease) in net assets resulting from operations	(7,739,017)	(426,939)	(141,245,020)	20,026,264

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,666,082)	(2,001,628)	(40,233,946)	(25,266,684)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	620,168	(4,551,969)	195,328,572	119,858,257

NET ASSETS
Total increase (decrease) in net assets	(8,784,931)	(6,980,536)	13,849,606	114,617,837
Beginning of year	32,822,591	39,803,127	571,434,574	456,816,737

End of year	$24,037,660	$32,822,591	$585,284,180	$571,434,574

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Asia/Pacific Dividend ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$43.76	$46.83	$48.14	$43.26	$50.11

Net investment income(a)	2.05	2.49	2.30	2.46	2.13
Net realized and unrealized gain (loss)(b)	(11.57)	(2.96)	(1.21)	4.38	(6.69)

Net increase (decrease) from investment operations	(9.52)	(0.47)	1.09	6.84	(4.56)

Distributions(c)
From net investment income	(2.19)	(2.60)	(2.40)	(1.96)	(2.23)
Return of capital	—	—	—	—	(0.06)

Total distributions	(2.19)	(2.60)	(2.40)	(1.96)	(2.29)

Net asset value, end of year	$32.05	$43.76	$46.83	$48.14	$43.26

Total Return
Based on net asset value	(22.50)%	(0.83)%	2.19%	16.13%	(8.74)%

Ratios to Average Net Assets
Total expenses	0.49%	0.49%	0.49%	0.49%	0.49%

Net investment income	4.99%	5.65%	4.72%	5.38%	5.03%

Supplemental Data
Net assets, end of year (000)	$24,038	$32,823	$39,803	$45,730	$56,243

Portfolio turnover rate(d)	5%	46%	21%	37%	32%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Emerging Markets Dividend ETF
	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17	Year Ended 04/30/16

Net asset value, beginning of year	$40.67	$41.91	$39.86	$33.87	$45.99

Net investment income(a)	2.25	2.31	1.86	1.52	1.83
Net realized and unrealized gain (loss)(b)	(9.42)	(1.33)	2.24	6.06	(12.13)

Net increase (decrease) from investment operations	(7.17)	0.98	4.10	7.58	(10.30)

Distributions(c)
From net investment income	(2.53)	(2.22)	(2.05)	(1.59)	(1.76)
Return of capital	—	—	—	—	(0.06)

Total distributions	(2.53)	(2.22)	(2.05)	(1.59)	(1.82)

Net asset value, end of year	$30.97	$40.67	$41.91	$39.86	$33.87

Total Return
Based on net asset value	(18.44)%	2.68%	10.50%	23.22%	(22.45)%

Ratios to Average Net Assets
Total expenses	0.49%	0.49%	0.49%	0.52%	0.68%

Total expenses after fees waived	0.49%	0.49%	0.49%	0.49%	0.49%

Net investment income	6.00%	5.79%	4.42%	4.23%	5.31%

Supplemental Data
Net assets, end of year (000)	$585,284	$571,435	$456,817	$298,932	$152,410

Portfolio turnover rate(d)	15%	69%	55%	68%	67%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

18	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Asia/Pacific Dividend	Diversified
Emerging Markets Dividend	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security,

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of April 30, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of April 30, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral.

20	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of April 30, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Asia/Pacific Dividend
Goldman Sachs & Co.	$458,360	$458,360		$—	$—

Emerging Markets Dividend
Goldman Sachs & Co.	$621,982	$621,982		$—	$—
JPMorgan Securities LLC	1,627,608	1,627,608		—	—
JPMorgan Securities PLC	58,107	58,107		—	—
Macquarie Bank Limited	50,051	50,051		—	—
Morgan Stanley & Co. International PLC	3,051,412	3,051,412		—	—
Morgan Stanley & Co. LLC	781,629	781,629		—	—
Scotia Capital (USA) Inc.	28,348	28,348		—	—
SG Americas Securities LLC	3,730	3,730		—	—
UBS AG	8,206	8,206		—	—

	$6,231,073	$6,231,073		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

iShares ETF	Investment Advisory Fee
Asia/Pacific Dividend	0.49%
Emerging Markets Dividend	0.49

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses). For the iShares Emerging Markets Dividend ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through August 31, 2022 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0. 04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended April 30, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Asia/Pacific Dividend	$791
Emerging Markets Dividend	24,935

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Emerging Markets Dividend	$441,308	$58,693	$(1,715)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2020, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

iShares ETF	Purchases	Sales
Asia/Pacific Dividend	$1,682,281	$1,723,902
Emerging Markets Dividend	208,365,173	91,455,472

22	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended April 30, 2020, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Asia/Pacific Dividend	$2,172,522	$1,556,631
Emerging Markets Dividend	91,563,317	15,934,978

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2020, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
Asia/Pacific Dividend	$(696,009)	$696,009
Emerging Markets Dividend	1,068,415	(1,068,415)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/20	Year Ended 04/30/19
Asia/Pacific Dividend
Ordinary income	$1,666,082	$2,001,628

Emerging Markets Dividend
Ordinary income	$40,233,946	$25,266,684

As of April 30, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses	(c)	Total
Asia/Pacific Dividend	$—	$(9,246,826)	$(12,396,197)	$(8,564)		$(21,651,587)
Emerging Markets Dividend	4,281,137	(103,677,205)	(167,301,197)	—		(266,697,265)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia/Pacific Dividend	$36,835,840	$523,872	$(12,921,395)	$(12,397,523)
Emerging Markets Dividend	756,308,058	30,068,072	(197,279,557)	(167,211,485)

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

9.	LINE OF CREDIT

The iShares Emerging Markets Dividend ETF, along with certain other iShares funds, is a party to a $300 million credit agreement with State Street Bank and Trust Company, which expires on October 21, 2020. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

The Fund did not borrow under the credit agreement during the year ended April 30, 2020.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in issuers located in a single country or a limited number of countries, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

24	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 04/30/20		Year Ended 04/30/19
iShares ETF	Shares	Amount	Shares	Amount

Asia/Pacific Dividend
Shares sold	50,000	$2,190,271	—	$—
Shares redeemed	(50,000)	(1,570,103)	(100,000)	(4,551,969)

Net increase (decrease)	—	$620,168	(100,000)	$(4,551,969)

Emerging Markets Dividend
Shares sold	5,800,000	$226,914,488	6,800,000	$267,584,101
Shares redeemed	(950,000)	(31,585,916)	(3,650,000)	(147,725,844)

Net increase	4,850,000	$195,328,572	3,150,000	$119,858,257

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. Plaintiff may choose to petition the U.S. Supreme Court for further review.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	25

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares Asia/Pacific Dividend ETF and iShares Emerging Markets Dividend ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Asia/Pacific Dividend ETF and iShares Emerging Markets Dividend ETF (two of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations for the year ended April 30, 2020, the statements of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2020 and each of the financial highlights for each of the five years in the period ended April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 19, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

26	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2020:

iShares ETF	Qualified Dividend Income
Asia/Pacific Dividend	$1,204,028
Emerging Markets Dividend	29,423,690

For the fiscal year ended April 30, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Asia/Pacific Dividend	$1,780,404	$60,161
Emerging Markets Dividend	44,882,876	4,672,904

IMPORTANT TAX INFORMATION	27

Statement Regarding Liquidity Risk Management Program  (unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Directors (the “Board”) of iShares Asia/Pacific Dividend ETF and iShares Emerging Markets Dividend ETF met on December 3, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the iShares Funds (each, a “Fund”) pursuant to the Liquidity Rule. The Board has appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s investment strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. A factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes. Derivative exposure was considered in the calculation of liquidity classification.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimus amounts of cash. Funds may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

28	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Asia/Pacific Dividend(a)	$2.191436	$—	$0.000842	$2.192278	100%	—%	0	%(b)	100%
Emerging Markets Dividend	2.531792	—	—	2.531792	100	—	—		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or since the Fund began trading, if shorter) is publicly accessible, free of charge, at iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the date a Fund began trading on the secondary market, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. Premium/discount ranges with no trading days are omitted. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

29

Supplemental Information  (unaudited) (continued)

iShares Asia/Pacific Dividend ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.08%
Greater than 3.5% and Less than 4.0%	1	0.08
Greater than 2.0% and Less than 2.5%	3	0.23
Greater than 1.5% and Less than 2.0%	7	0.53
Greater than 1.0% and Less than 1.5%	33	2.50
Greater than 0.5% and Less than 1.0%	152	11.52
Greater than 0.0% and Less than 0.5%	494	37.41
At NAV	11	0.83
Less than 0.0% and Greater than –0.5%	417	31.59
Less than –0.5% and Greater than –1.0%	128	9.70
Less than –1.0% and Greater than –1.5%	37	2.80
Less than –1.5% and Greater than –2.0%	19	1.44
Less than –2.0% and Greater than –2.5%	11	0.83
Less than –2.5% and Greater than –3.0%	2	0.15
Less than –3.0% and Greater than –3.5%	1	0.08
Less than –3.5% and Greater than –4.0%	2	0.15
Less than –6.0%	1	0.08

	1,320	100.00%

iShares Emerging Markets Dividend ETF

Period Covered: January 01, 2015 through March 31, 2020

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 2.0% and Less than 2.5%	4	0.30
Greater than 1.5% and Less than 2.0%	13	0.98
Greater than 1.0% and Less than 1.5%	49	3.71
Greater than 0.5% and Less than 1.0%	206	15.61
Greater than 0.0% and Less than 0.5%	505	38.26
At NAV	7	0.53
Less than 0.0% and Greater than –0.5%	329	24.93
Less than –0.5% and Greater than –1.0%	137	10.38
Less than –1.0% and Greater than –1.5%	46	3.48
Less than –1.5% and Greater than –2.0%	11	0.83
Less than –2.0% and Greater than –2.5%	3	0.23
Less than –2.5% and Greater than –3.0%	4	0.30
Less than –3.0% and Greater than –3.5%	2	0.15
Less than –4.0% and Greater than –4.5%	2	0.15
Less than –5.0% and Greater than –5.5%	1	0.08

	1,320	100.00%

30	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 365 funds as of April 30, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito(a) (63)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (49)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (71)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009- 2018); Trustee of Salient MF Trust (4 portfolios) (2015- 2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012- 2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

DIRECTOR AND OFFICER INFORMATION	31

Director and Officer Information  (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Kerrigan (64)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (61)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (58)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001- 2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (45)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (52)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

32	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q.The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

GENERAL INFORMATION	33

Glossary of Terms Used in this Report

Portfolio Abbreviations — Equity

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-VotingShares

34	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-407-0420

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the two series of the registrant for which the fiscal year-end is April 30, 2020 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $31,200 for the fiscal year ended April 30, 2019 and $31,200 for the fiscal year ended April 30, 2020.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2019 and April 30, 2020 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $7,562 for the fiscal year ended April 30, 2019 and $7,562 for the fiscal year ended April 30, 2020. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended April 30, 2019 and April 30, 2020 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2020 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $7,562 for the fiscal year ended April 30, 2019 and $7,562 for the fiscal year ended April 30, 2020.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date:        July 02, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date:        July 02, 2020

By: /s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:        July 02, 2020